PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Mar. 31, 2026
PROPERTY AND EQUIPMENT, NET [Abstract]
Property and Equipment, Net
Property and equipment, net consist of the following:

	As of March 31,
	2026	2025
Office equipment	$294,912	$249,002
Furniture and fixtures	26,859	22,536
Motor vehicles	242,697	—
Leasehold improvement	348,454	322,136
Property and equipment, gross	912,922	593,674
Less: accumulated depreciation	(618,826)	(470,377)
Total property and equipment, net	$294,096	$123,297